Finance costs (Tables)	12 Months Ended
Dec. 31, 2023
Borrowing costs [abstract]
Disclosure Of Detailed Information About Financial Income Cost
The following table summarises net finance costs for the years presented:

	Year ended 31 December
	2023	2022	2021
	€ million	€ million	€ million
Interest income(A)	65	67	43
Interest expense on external debt(A)	(162)	(162)	(153)
Other finance costs(B)	(23)	(19)	(19)
Total finance costs, net	(120)	(114)	(129)
(A)Includes interest income and expense amounts, as applicable, on cross currency swaps and interest rate swaps. Cross currency swap and interest rate swap income totalled €47 million, €50 million and €27 million in 2023, 2022 and 2021, respectively. Cross currency swap and interest rate swap expense totalled €67 million, €31 million and €14 million in 2023, 2022 and 2021, respectively. Refer to Note 12 for further details.
(B)Other finance costs principally includes amortisation of the discount on external debt and interest on leases.